                          ANNUAL REPORT / JULY 31 2001

                               AIM HIGH YIELD FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIM HIGH YIELD FUND

                                  [COVER IMAGE]

                      -------------------------------------

                             WHEAT FIELD WITH A LARK

                               BY VINCENT VAN GOGH

              GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF,

            CONNOTING NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED

             AFTER ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED

            ALONG THE WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE

                LONG TERM, PERSEVERANCE SHOULD RESULT IN REWARD.

                      -------------------------------------

AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, calculated at maximum offering price, and annualized.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
o The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM HIGH YIELD FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    As a result, shareholders of AIM High Yield Fund have seen a significant decline in the value of their investments during the period covered by this report. Please be assured that we understand your disappointment. Your fund's managers are making every effort to reverse the trend in the face of challenging market conditions and the general economic slowdown, which are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                               AIM HIGH YIELD FUND

INVESTORS RETURN TO THE HIGH YIELD MARKET

HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?
While the high yield market suffered throughout much of last year, 2001 offers hope for the beleaguered market. Thus far this year, the high yield market has turned in mixed results, but overall performance is much better than last year. Indeed, high yield bonds were one of the best-performing asset classes early in 2001. As a good deal of the reporting period fell in 2000, some of AIM High Yield Fund's performance reflects last year's high yield environment. The fund posted returns of -19.98% for Class A shares, -20.60% for Class B shares and -20.52% for Class C shares for the fiscal year ended July 31, 2001. These returns are computed at net asset value, that is, without sales charges.
    Despite sometimes challenging market conditions, the fund continued to provide attractive current income. As of July 31, 2001, the fund's 30-day SEC yield was 11.00% for Class A shares and 10.76% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.51%.

HOW DID SHORT TERM INTEREST RATES FLUCTUATE DURING THE REPORTING PERIOD?
The Federal Reserve (the Fed) left short term interest rates unchanged for the last half of 2000 but altered its economic bias in December from tightening to easing. The Fed wasted no time, however, lowering interest rates in 2001. The first of six rate reductions occurred on January 3, 2001-just three days after the start of the new year. Prompting this move was a clearly weakening U.S. economy and an increasing view that the U.S. may actually be falling into recession.
    The Fed continued cutting the targeted federal funds rate-which banks use on overnight loans to each other--from 6.5% at the very beginning of the year to 3.75% by the end of the second quarter. In a June 27 statement, the Fed mentioned its recurring concerns about poor business profitability and weak capital expenditures. It also felt economic risks were still weighted toward further weakness. In "Fed speak" that indicated an easing bias and the possibility of future rate reductions.

WHAT FACTORS AFFECTED THE HIGH YIELD BOND MARKET?
Last year the high yield market suffered from lack of liquidity and cash flow problems. But as 2001 unfolded, a double dose of Fed relief (interest rate cuts) in January, attractive yields and a shift toward risk aversion brought large cash inflows back to the high yield market and helped propel it to positive returns not seen in years. This strong performance, however, proved choppy as the high yield market succumbed to renewed fundamental concerns in March, April and again in June.
    Among those concerns were weak corporate profits and sales, corporate downgrades, cash outflows in June (year-to-date through July, however, cash inflows are very positive) and an increase in defaults. It should be noted, however, that defaults are "lagging" indicators. In other words, the market prices in the increased default rate before it actually happens. In fact, the default rate can have little to do with rate of return in the same period. For instance, in 1991, the default rate reached an all time high but that was also the year of the high yield market's highest ever total return. That's because bonds that defaulted in 1991 began that year trading at low levels as credit losses to these issues were actually realized back in 1989 or 1990. So in 1991, when they were listed as defaults, they didn't have far to fall in price and really had little impact on total return that year.

HOW DID DIFFERENT SECTORS AND CREDIT-QUALITIES PERFORM?
Certainly many of the high yield market's problems thus far in 2001 stem from concerns in the telecommunications sector. Investors should understand, however, that the high yield market is actually quite large and represents a wide variety of industries from health care and food to airlines and finance companies. And many of these industries, particularly food and finance, produced double-digit returns for the first half of 2001.
    Credit quality has also played a role in performance. Early in 2001, lower-rated tiers were the best performers. For the fiscal year as a whole, however, the best returns belonged to the highest quality sector BB-rated bonds. Yields, in general, remain attractive historically, and a wide dispersion exists across bonds of various credit quality and industry sectors. While

FUND PROVIDES ATTRACTIVE INCOME

30-day SEC yield as of 7/31/01
[BAR CHART]
================================================================================
CLASS A  SHARES                                   11.00%

CLASS B SHARES AND CLASS C SHARES                 10.76%

30-YEAR* U.S. TREASURY                             5.51%

*Source: Lehman Brothers

================================================================================

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

====================================================================================================================
TOP 10 HOLDINGS                                                    TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------
  1. Intermedia Communications Inc.               3.0%             1. Broadcasting & Cable TV                  16.6%

  2. Nextel Communications, Inc.                  2.2              2. Wireless Telecommunications Services     11.3

  3. Charter Communications Holdings/                              3. Oil & Gas Exploration & Production        6.8
     LLC Charter Communications
     Holding Capital Corp.                        2.1

  4. Spectrasite Holdings, Inc.                   2.0              4. Casinos & Gaming                          4.7

  5. Crown Castle International Corp.             1.9              5. Alternative Carriers                      4.7

  6. Abraxas Petroleum Corp.                      1.7              6. Integrated Telecommunication Services     4.6

  7. Dobson Communications Corp.                  1.6              7. Electric Utilities                        3.6

  8. AES Corp. (The)                              1.6              8. Homebuilding                              2.7

  9. Warner Chilcott, Inc.                        1.5              9. Telecommunications Equipment              2.5

 10. Adelphia Communications Corp.                1.5             10. Trucking                                  2.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================

many BB bond yields fell in the 9% range, many CCC bonds yielded more than 20%.
    In many respects, however, the high yield market is a comeback story. Investors have returned to the market. This stands in stark contrast to last year when the high-yield market suffered from a cash-flow problem--cash was flowing out, not in.

HOW DID YOU MANAGE THE FUND?
The fund's performance over the reporting period reflected trends in the high yield market. Our overweighting in lower-rated credits proved beneficial early in 2001. However, higher-rated bonds outperformed lower-rated bonds for much of the reporting period and negatively affected fund performance.
    Over the course of the fiscal year, we continued to reposition the fund so we could be more responsive to changes in the market. We have increased the credit quality and liquidity of the fund by adding more BB bonds. We have also reduced our exposure to lower-rated tiers such as CCC and non-rated bonds. Although our strategy has been to increase our credit quality, the fund's average credit quality will remain B.
    One unfortunate industry trend is the increase in defaults. The fund has not been immune to this trend. However, while we would prefer no defaults, we are confident that our disciplined research process is working. Our research team works very hard in choosing and monitoring the credits the fund buys and holds, but the fact remains that it is virtually impossible to avoid all defaults.
    We have also increased the diversification and number of holdings in the fund. We continue to add new names and increase our exposure to companies with more stable cash flows that should be able to weather economic downturns.

ANY FINAL THOUGHTS?
Thus far this year, the Fed has eased 275 basis points (2.75%). A revitalized business climate could do much to restore confidence in stocks and help the high yield market as well.
    Also, the risk premium--the increased yield you get on high yield bonds versus Treasuries--is greater than average and thus very attractive. And several leading indicators of the default rate are pointing to a decline in defaults by early 2002. These factors, coupled with a surge of cash inflows, are positive signs for the market. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

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    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND VS. BENCHMARK INDEXES in thousands

7/31/91-7/31/01
[GRAPH]
================================================================================
          AIM HIGH YIELD FUND,   LIPPER HIGH YIELD     LEHMAN HIGH YIELD
          CLASS A SHARES         BOND FUND INDEX       BOND INDEX
7/91            $10339               $10719                $10750
1/92             11079                11315                 11406
4/92             11608                11782                 11998
7/92             12057                12243                 12505
10/92            12147                12353                 12563
1/93             12902                13019                 13302
4/93             13494                13536                 13932
7/93             14164                14120                 14628
10/93            14560                14565                 15126
1/94             15297                15138                 15887
4/94             14676                14429                 15109
7/94             14578                14604                 15097
10/94            14761                14743                 15122
1/95             14767                14863                 15060
4/95             15776                15933                 16048
7/95             16420                16693                 16818
10/95            16766                17055                 17176
1/96             17354                17783                 17864
4/96             17707                17825                 18114
7/96             17992                18164                 18349
10/96            18960                18948                 19222
1/97             19948                19638                 19991
4/97             19768                19870                 20056
7/97             21118                21157                 21497
10/97            21777                21547                 21982
1/98             22568                22338                 22387
4/98             23057                22770                 23460
7/98             22995                23061                 23635
10/98            20185                21439                 21210
1/99             21285                22685                 22791
4/99             22000                23208                 23697
7/99             21585                22936                 23258
10/99            20769                22370                 22776
1/00             21377                22789                 23341
4/00             20317                22389                 22999
7/00             19969                22783                 23049
10/00            17591                22010                 22049
1/01             17670                23161                 22584
4/01             16472                22631                 21617
7/01             15986                21340                 22731

Past performance cannot guarantee comparable future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DUE TO RECENT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  10 Years                           4.80%
  5 Years                           -3.29
  1 Year                           -23.79

CLASS B SHARES
  Inception (9/1/93)                 0.69%
  5 Years                           -3.32
  1 Year                           -24.11

CLASS C SHARES
  Inception (8/4/97)                -7.48%
  1 Year                           -21.22

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -24.10%; five years, -3.24%; 10 years, 5.13%. Class B shares, one year, -24.48%;
five years, -3.27; inception (9/1/93), 0.71%. Class C shares, one year, -21.60%; inception (8/4/97), -7.63%.

THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO DIFFERENT SALES-CHARGE STRUCTURE AND CLASS EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND DESCRIPTIONS OF THE INDEXES CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

================================================================================

ABOUT THIS CHART

This chart compares the performance of your fund's Class A shares to its benchmarks over the period 7/31/91 - 7/31/01. It is important to understand the differences between your fund and an index. Your fund's total return is shown with sales charges, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman High Yield Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper High Yield Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your fund performed compared to these benchmarks.

                               AIM HIGH YIELD FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-91.73%

AEROSPACE & DEFENSE-1.79%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $17,960,000   $   19,127,400
---------------------------------------------------------------------------
Precision Partners, Inc., Sr. Unsec. Sub.
  Notes, 12.00%, 03/15/09                       17,895,000        8,142,225
===========================================================================
                                                                 27,269,625
===========================================================================

AIRLINES-1.36%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                              11,795,000       10,202,675
---------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                        10,650,000       10,561,392
===========================================================================
                                                                 20,764,067
===========================================================================

ALTERNATIVE CARRIERS-4.65%

Global Crossing Holdings Ltd. (Bermuda), Sr.
  Unsec. Gtd. Yankee Notes, 8.70%, 08/01/07     12,280,000        9,332,800
---------------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec.
  Disc. Yankee Notes, 13.25%, 02/01/10(a)       28,900,000        8,814,500
---------------------------------------------------------------------------
IMPSAT Fiber Networks Inc., Sr. Unsec. Notes,
  13.75%, 02/15/05                              12,000,000        2,820,000
---------------------------------------------------------------------------
Intermedia Communications Inc.,
  Sr. Notes, 8.88%, 11/01/07                     2,000,000        2,090,000
---------------------------------------------------------------------------
  Sr. Sub. Disc. Notes, 12.25%, 03/01/09(a)      2,910,000        2,531,700
---------------------------------------------------------------------------
  Sr. Unsec. Notes,
    8.60%, 06/01/08                              2,830,000        2,929,050
---------------------------------------------------------------------------
    12.50%, 05/15/06                             6,010,000        6,408,162
---------------------------------------------------------------------------
  Series B, Sr. Disc. Notes, 11.25%,
    07/15/07(a)                                 32,620,000       32,171,475
---------------------------------------------------------------------------
Orion Network Systems, Inc., Sr. Gtd. Unsub.
  Notes, 11.25%, 01/15/07(b)                     9,230,000        3,738,150
===========================================================================
                                                                 70,835,837
===========================================================================

APPAREL RETAIL-0.79%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              12,215,000       12,031,775
===========================================================================

AUTO PARTS & EQUIPMENT-0.82%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08             12,710,000       12,519,350
---------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07(c)   23,770,000            2,377
===========================================================================
                                                                 12,521,727
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

BROADCASTING & CABLE TV-16.59%

Adelphia Communications Corp., Series B, Sr.
  Unsec. Notes,
  9.88%, 03/01/07                              $ 4,220,000   $    4,146,150
---------------------------------------------------------------------------
  10.88%, 10/01/10                              11,465,000       11,579,650
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%, 06/15/11        7,260,000        7,151,100
---------------------------------------------------------------------------
Allbritton Communications Co.,
  Sr. Sub. Notes, 8.88%, 02/01/08                2,900,000        2,885,500
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Deb., 9.75%, 11/30/07          1,950,000        2,018,250
---------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10         17,540,000       12,891,900
---------------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Sub. Yankee
  Notes, 10.63%, 05/15/11(d)                     3,875,000        4,068,750
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%, 04/01/11(a)        39,150,000       27,013,500
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        3,900,000        4,163,250
---------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                                3,934,000        3,742,768
---------------------------------------------------------------------------
  7.88%, 02/15/18                                4,580,000        4,462,889
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.63%, 04/01/11(d)           8,700,000        8,771,340
---------------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom),
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                 18,995,000        9,972,375
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 13.25%, 09/30/04      9,970,000        6,330,950
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Yankee Notes, 11.75%,
    12/15/05                                     1,150,000          718,750
---------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                               6,480,000        6,771,600
---------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(a)                    21,240,000       20,762,100
---------------------------------------------------------------------------
FrontierVision Operating Partners, L.P., Sr.
  Unsec. Sub. Notes, 11.00%, 10/15/06            7,000,000        7,280,000
---------------------------------------------------------------------------
Insight Midwest LP/Insight Capital Inc., Sr.
  Unsec. Notes, 10.50%, 11/01/10(d)              6,435,000        6,933,712
---------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                    24,745,000        7,732,812
---------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., Sr.
  Notes, 9.50%, 01/15/13(d)                      8,140,000        8,262,100
---------------------------------------------------------------------------
NTL Communications Corp.,
  Sr. Unsec. Disc. Notes, 12.38%, 10/01/08      12,030,000        5,473,650
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 11.50%, 10/01/08            19,570,000       12,916,200
---------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                       5,083,000        3,418,318
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09            $20,600,000   $   15,347,000
---------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                         7,700,000        7,122,500
---------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Unsec. Notes, 12.50%, 08/01/07                17,500,000       17,762,500
---------------------------------------------------------------------------
Radio One, Inc., Sr. Sub. Notes, 8.88%,
  07/01/11(d)                                    5,600,000        5,740,000
---------------------------------------------------------------------------
Salem Communications Holding Corp., Sr. Sub.
  Notes, 9.00%, 07/01/11(d)                      4,530,000        4,631,925
---------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee Notes,
  11.25%, 02/01/10                              21,290,000        9,048,250
---------------------------------------------------------------------------
  11.50%, 02/01/10                               8,200,000        3,485,000
===========================================================================
                                                                252,604,789
===========================================================================

BUILDING PRODUCTS-1.56%

Brand Scaffold Services, Inc., Sr. Unsec.
  Notes, 10.25%, 02/15/08                        9,930,000        9,259,725
---------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       15,190,000       14,506,450
===========================================================================
                                                                 23,766,175
===========================================================================

CASINOS & GAMING-4.72%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       13,530,000       14,409,450
---------------------------------------------------------------------------
Argosy Gaming Co., Sr. Unsec. Sub. Notes,
  9.00%, 09/01/11                                2,720,000        2,767,600
---------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Notes, 9.25%, 08/01/09(d)           6,000,000        6,015,000
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07         2,400,000        2,352,000
---------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        8,880,000        9,412,800
---------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                        4,585,000        4,516,225
---------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                         3,720,000        3,422,400
---------------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes,
  8.38%, 02/01/11                                2,260,000        2,293,900
---------------------------------------------------------------------------
  9.75%, 06/01/07                               12,240,000       13,280,400
---------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                    4,570,000        4,752,800
---------------------------------------------------------------------------
Resort at Summerlin LP-Series B, Sr. Sub.
  Notes, 13.00%, 12/15/07(c)                    25,769,000          386,535
---------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd.
  Mortgage Notes, 12.25%, 11/15/04               7,690,000        8,189,850
===========================================================================
                                                                 71,798,960
===========================================================================

COMMERCIAL PRINTING-0.20%

MDC Corp. Inc. (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.50%, 12/01/06                 3,295,000        3,080,825
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

COMMODITY CHEMICALS-0.83%

ISP Chemco Inc., Sr. Sub. Notes, 10.25%,
  07/01/11(d)                                  $ 9,870,000   $    9,919,350
---------------------------------------------------------------------------
Millennium America Inc., Sr. Notes, 9.25%,
  06/15/08(d)                                    2,720,000        2,767,600
===========================================================================
                                                                 12,686,950
===========================================================================

CONSTRUCTION & ENGINEERING-0.83%

First Wave Marine, Inc., Sr. Unsec. Notes,
  11.00%, 02/01/08(c)                           22,835,000        1,826,800
---------------------------------------------------------------------------
Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                              11,255,000       10,861,075
===========================================================================
                                                                 12,687,875
===========================================================================

CONSTRUCTION & FARM MACHINERY-0.76%

AGCO Corp., Sr. Unsec. Notes, 9.50%,
  05/01/08(d)                                   11,580,000       11,522,100
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.65%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                  11,325,000        9,966,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.55%

Alamosa Delaware Inc., Sr. Notes, 12.50%,
  02/01/11(d)                                    8,630,000        8,327,950
===========================================================================

DIVERSIFIED METALS & MINING-1.09%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                   28,800,000        3,024,000
---------------------------------------------------------------------------
Doe Run Resources Corp. (The)-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.25%, 03/15/05      15,000,000        5,325,000
---------------------------------------------------------------------------
Neenah Corp.-Series D, Sr. Sub. Notes,
  11.13%, 05/01/07                              15,000,000        8,175,000
===========================================================================
                                                                 16,524,000
===========================================================================

DRUG RETAIL-0.10%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                1,765,000        1,500,250
===========================================================================

ELECTRIC UTILITIES-3.59%

AES Corp. (The),
  Sr. Unsec. Notes, 9.50%, 06/01/09              5,480,000        5,562,200
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    8.75%, 06/15/08                             10,690,000       10,529,650
---------------------------------------------------------------------------
    9.38%, 09/15/10                              7,880,000        7,978,500
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08         9,235,000        9,262,520
---------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                       3,600,000        3,707,208
---------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                9,000,000        9,277,380
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(d)                            8,155,000        8,323,401
===========================================================================
                                                                 54,640,859
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-2.25%

Cherokee International LCC-Series B, Sr.
  Unsec. Sub. Notes, 10.50%, 05/01/09          $11,350,000   $    8,001,750
---------------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                        9,580,000        9,723,700
---------------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Unsec. Yankee Sub. Notes, 9.88%,
  07/01/10                                       7,360,000        7,580,800
---------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                   9,860,000        8,972,600
===========================================================================
                                                                 34,278,850
===========================================================================

EMPLOYMENT SERVICES-0.77%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       12,675,000       11,724,375
===========================================================================

ENVIRONMENTAL SERVICES-0.79%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09      11,455,000       12,027,750
===========================================================================

FOREST PRODUCTS-0.31%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08       4,930,000        4,683,500
===========================================================================

GENERAL MERCHANDISE STORES-0.93%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                        9,600,000        9,456,000
---------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 05/01/09              4,500,000        4,657,500
===========================================================================
                                                                 14,113,500
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.26%

Fresenius Medical Care Capital Trust, Pfd.
  Gtd. Notes, 7.88%, 06/15/11(d)                11,715,000       11,597,850
---------------------------------------------------------------------------
Omnicare, Inc., Sr. Sub. Notes, 8.13%,
  03/15/11(d)                                    4,800,000        4,896,000
---------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(d)                      2,635,000        2,700,875
===========================================================================
                                                                 19,194,725
===========================================================================

HEALTH CARE FACILITIES-0.83%

Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(d)                             3,545,000        3,642,488
---------------------------------------------------------------------------
Select Medical Corp., Sr. Sub. Notes, 9.50%,
  06/15/09(d)                                    5,320,000        5,240,200
---------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Gtd. Notes,
  8.75%, 05/01/09(d)                             3,575,000        3,700,125
===========================================================================
                                                                 12,582,813
===========================================================================

HEALTH CARE SUPPLIES-0.57%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                        8,700,000        8,700,000
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

HOME FURNISHINGS-2.09%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09            $ 9,065,000   $    8,747,725
---------------------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(c)                           24,915,000          622,875
---------------------------------------------------------------------------
Imperial Home Decor Group-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%, 03/15/08(c)   19,100,000          191,000
---------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09      13,515,000        9,629,438
---------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%,
  12/15/07(d)                                   10,830,000       10,775,850
---------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                   2,025,000        1,893,375
===========================================================================
                                                                 31,860,263
===========================================================================

HOMEBUILDING-2.72%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   9,165,000        9,577,425
---------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Notes,
  9.95%, 05/01/10                                9,860,000       10,796,700
---------------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Sub. Notes, 10.50%, 07/15/11(d)            4,530,000        4,665,900
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         3,800,000        3,781,000
---------------------------------------------------------------------------
WCI Communities Inc., Sr. Sub. Notes, 10.63%,
  02/15/11(d)                                   11,770,000       12,593,900
===========================================================================
                                                                 41,414,925
===========================================================================

HOUSEHOLD APPLIANCES-0.38%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                               5,850,000        5,850,000
===========================================================================

INDUSTRIAL CONGLOMERATES-0.61%

Jordan Industries, Inc.-Series D, Sr. Unsec.
  Notes, 10.38%, 08/01/07                       10,550,000        9,231,250
===========================================================================

INDUSTRIAL MACHINERY-0.16%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds,
  13.00%, 05/01/09                               2,280,000        2,365,500
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.34%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(a)(c)                        79,250,000        9,906,250
---------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 14.00%, 04/01/09                 2,000,000          730,000
---------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                              21,100,000        3,692,500
---------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      17,700,000        8,584,500
---------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                      15,155,000       10,684,275
---------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec.
  Notes, 13.75%, 05/15/10                       18,200,000        5,551,000
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Yankee Sub.
  Notes, 11.25%, 12/01/09                      $11,400,000   $   11,001,000
---------------------------------------------------------------------------
Time Warner Telecom Inc., Sr. Unsec. Sub.
  Notes, 10.13%, 02/01/11                        6,800,000        6,154,000
---------------------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands),
  Sr. Unsec. Yankee Notes, 13.25%, 05/15/08  12,810,000           3,907,050
---------------------------------------------------------------------------
  Sr. Yankee Notes, 13.25%, 05/15/08            19,100,000        5,825,500
===========================================================================
                                                                 66,036,075
===========================================================================

INTERNET SOFTWARE & SERVICES-0.92%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                      15,110,000        6,081,775
---------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec.
  Notes, 11.25%, 07/01/08                        6,000,000        1,890,000
---------------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                      19,750,000        5,974,375
===========================================================================
                                                                 13,946,150
===========================================================================

LEISURE FACILITIES-0.12%

Six Flags, Inc., Sr. Unsec. Notes, 9.75%,
  06/15/07                                       1,835,000        1,885,463
===========================================================================

LIFE & HEALTH INSURANCE-0.46%

Conseco, Inc., Sr. Unsec. Notes,
  8.75%, 02/09/04                                1,740,000        1,639,950
---------------------------------------------------------------------------
  10.75%, 06/15/08                               5,440,000        5,365,200
===========================================================================
                                                                  7,005,150
===========================================================================

METAL & GLASS CONTAINERS-0.18%

Riverwood International Corp., Sr. Unsec.
  Gtd. Notes, 10.25%, 04/01/06                   2,690,000        2,763,975
===========================================================================

MOVIES & ENTERTAINMENT-1.02%

Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Notes, 13.00%,
  12/15/09                                       4,540,000        4,835,100
---------------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                         6,595,000        6,001,450
---------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11(d)                4,530,000        4,699,875
===========================================================================
                                                                 15,536,425
===========================================================================

OIL & GAS DRILLING-0.70%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               9,765,000       10,595,025
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.41%

Lone Star Technologies, Inc., Sr. Sub. Notes,
  9.00%, 06/01/11(d)                             1,265,000        1,220,725
---------------------------------------------------------------------------
SESI LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11(d)                                    5,350,000        5,082,500
===========================================================================
                                                                  6,303,225
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

OIL & GAS EXPLORATION & PRODUCTION-6.55%

Abraxas Petroleum Corp.,
  Series A, Sr. Unsec. Gtd. Notes, 11.50%,
    11/01/04                                   $ 8,644,000   $    7,736,380
---------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Notes, 12.88%,
    03/15/03                                    14,250,000       14,606,250
---------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.13%, 04/01/11                        11,170,000       10,779,050
---------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                       11,025,000       11,410,875
---------------------------------------------------------------------------
Forest Oil Corp., Sr. Notes, 8.00%,
  06/15/08(d)                                    6,990,000        6,955,050
---------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                      13,810,000       14,569,550
---------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Gtd. Notes, 9.63%, 04/01/10                   13,000,000       14,170,000
---------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                       18,335,000       19,435,100
===========================================================================
                                                                 99,662,255
===========================================================================

OIL & GAS REFINING & MARKETING-1.69%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       14,670,000       12,982,950
---------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                  12,000,000       12,780,000
===========================================================================
                                                                 25,762,950
===========================================================================

PAPER PRODUCTS-0.46%

Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Notes, 8.50%, 02/01/11                    6,730,000        6,965,550
===========================================================================

PERSONAL PRODUCTS-0.72%

Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                               4,040,000        4,282,400
---------------------------------------------------------------------------
Playtex Products Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11(d)                      6,420,000        6,628,650
===========================================================================
                                                                 10,911,050
===========================================================================

PHARMACEUTICALS-1.52%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  20,650,000       23,128,000
===========================================================================

PHOTOGRAPHIC PRODUCTS-0.15%

Polaroid Corp., Sr. Unsec. Notes, 11.50%,
  02/15/06(c)                                   12,760,000        2,233,000
===========================================================================

PUBLISHING & PRINTING-0.28%

Primedia Inc., Sr. Notes, 8.88%, 05/15/11(d)     4,450,000        4,294,250
===========================================================================

RAILROADS-2.08%

TFM S.A. de C.V. (Mexico), Sr. Gtd. Disc.
  Yankee Notes, 11.75%, 06/15/09(a)              9,778,000        8,115,740
---------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                         8,200,000        8,733,000
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
RAILROADS-(CONTINUED)

Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10            $14,375,000   $   14,878,125
===========================================================================
                                                                 31,726,865
===========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.26%

Felcor Lodging LP, Sr. Notes, 8.50%,
  06/01/11(d)                                    4,110,000        3,986,700
===========================================================================

SPECIALTY STORES-1.34%

CSK Auto Inc.-Series A, Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                              10,860,000        8,199,300
---------------------------------------------------------------------------
United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(d)        11,350,000       12,144,500
===========================================================================
                                                                 20,343,800
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.43%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               8,130,000        7,276,350
---------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%, 07/15/08(a)          30,300,000       14,695,500
---------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(a)   15,170,000        6,143,850
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
    11/15/10                                     9,600,000        8,880,000
===========================================================================
                                                                 36,995,700
===========================================================================

TEXTILES-0.67%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      10,075,000       10,125,375
===========================================================================

TRUCKING-2.34%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  15,630,000       17,622,825
---------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(d)                    19,450,000       17,991,250
===========================================================================
                                                                 35,614,075
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-8.54%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(a)(b)                        12,720,000        8,204,400
---------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(a)                     3,635,000        1,890,200
---------------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                      11,750,000       10,898,125
---------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Notes, 9.38%, 08/01/11(d)                  1,000,000          900,000
---------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)   13,249,000       10,466,710
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11            11,600,000       11,339,000
---------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(a)                    27,500,000        9,487,500
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                    5,900,000        2,212,500
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings, Inc., Sr. Notes, 14.00%,
  01/15/11(b)(d)                               $13,380,000   $   11,573,700
---------------------------------------------------------------------------
Microcell Telecommunications Inc.-Series B,
  (Canada), Sr. Disc. Yankee Notes, 14.00%,
  06/01/06(a)                                    1,800,000        1,359,000
---------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                   29,040,000       27,297,600
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11              5,210,000        4,324,300
---------------------------------------------------------------------------
Nextel International, Inc.,
  Sr. Unsec. Disc. Notes, 12.13%, 04/15/08(a)   32,815,000        6,398,925
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.75%,
    08/01/10                                    17,600,000        4,928,000
---------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               8,410,000        7,779,250
---------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                4,400,000        4,422,000
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(a)         20,930,000        6,592,950
===========================================================================
                                                                130,074,160
===========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $1,842,689,969)                             1,396,452,433
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
STOCKS & OTHER EQUITY INTERESTS-3.25%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-$.30 PIK Conv. Pfd.- Series
  C, (Acquired 09/15/99-12/15/00; Cost
  $53,343)(e)(f)                                 1,882,602   $       18,826
---------------------------------------------------------------------------
Earthwatch Inc.-Series C, $1.20, Conv. Pfd         117,221            2,344
===========================================================================
                                                                     21,170
===========================================================================

AIR FREIGHT & COURIERS-0.00%

Pegasus Shipping Hellas Co. (Bermuda)(f)            15,000                0
===========================================================================

ALTERNATIVE CARRIERS-0.00%

Convergent Communications, Inc.(g)                 179,280            1,614
===========================================================================

BROADCASTING & CABLE TV-0.04%

UnitedGlobalCom Inc.-Class A(g)                     83,896          565,459
===========================================================================

HEALTH CARE FACILITIES-0.10%

Tenet Healthcare Corp.(g)                           26,460        1,468,795
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.24%

Versatel Telecom International N.V.-ADR
  (Netherlands)(g)                                 452,021          723,234
---------------------------------------------------------------------------
AT&T Latin America Corp.-Class A(g)                804,650        2,912,833
===========================================================================
                                                                  3,636,067
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.20%

Abraxas Petroleum Corp.(g)                         889,730        3,042,877
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-0.06%

World Access, Inc.-Series D, Conv. Pfd.
  (Acquired 03/03/00; Cost $16,365,448)(e)(g)       16,707   $    1,002,420
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.61%

Microcell Telecommunications Inc. (Canada)(g)      253,257        1,732,278
---------------------------------------------------------------------------
AirGate PCS, Inc.(g)                                61,003        3,489,982
---------------------------------------------------------------------------
Celcaribe S.A., Ordinary Trust Ctfs.
  (Acquired 05/17/94-01/23/97; Cost $0)(e)(g)                     2,276,400
---------------------------------------------------------------------------
Crown Castle International Corp.(g)                 25,342          247,084
---------------------------------------------------------------------------
Crown Castle International Corp.-$3.13 Conv.
  Pfd(g)                                           248,000        6,263,488
---------------------------------------------------------------------------
Dobson Communications Corp.-$122.50 PIK Pfd         25,744       24,070,640
---------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(g)             104,390        1,738,093
===========================================================================
                                                                 39,817,965
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $67,129,575)                                         49,556,367
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
WARRANTS-0.28%

AIR FREIGHT & COURIERS-0.00%

Pegasus Shipping Hellas Co. (Bermuda)- Wts.,
  expiring 07/01/08 (Acquired 06/24/98; Cost
  $0)(e)(h)                                         15,000   $            0
===========================================================================

ALTERNATIVE CARRIERS-0.06%

Globalstar Telecom-Wts., expiring 02/15/04
  (Acquired 01/05/00; Cost $11,790)(e)(h)               45                0
---------------------------------------------------------------------------
GT Group Telecom Inc. (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00; Cost
  $3,113,913)(e)(h)                                 28,900          867,000
===========================================================================
                                                                    867,000
===========================================================================

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98-02/01/00; Cost
  $270)(e)(h)                                       47,295              473
===========================================================================

CASINOS & GAMING-0.00%

Resort At Summerlin LP-Wts., expiring
  12/15/07(h)                                       21,198              212
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.02%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(e)(h)                                     9,580          196,390
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.00%

Electronic Retailing Systems International,
  Inc.-Wts., expiring 02/01/04(h)                   18,802              188
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(e)(h)       13,500   $      138,375
===========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(e)(h)                                    20,195           11,107
---------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(e)(h)       20,195           11,107
---------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(e)(h)                 2,025           21,262
===========================================================================
                                                                     43,476
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  4/15/08(h)                                            35               96
---------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(e)(h)                          15,155            7,578
---------------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(e)(h)       18,200           36,400
===========================================================================
                                                                     44,074
===========================================================================

INTERNET SOFTWARE & SERVICES- 0.02%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(e)(h)                15,110          322,750
---------------------------------------------------------------------------
ZNet Internet Services-Wts., expiring
  07/01/09(h)                                       23,000            5,980
===========================================================================
                                                                    328,730
===========================================================================

RAILROADS-0.06%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(e)(h)                14,375          923,594
===========================================================================

SPECIALTY CHEMICALS-0.00%

Sterling Chemicals Holdings-Wts., expiring
  08/15/08(h)                                        7,500            4,950
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Long Distance International, Inc.-Wts.,
  expiring 04/13/08(h)                              25,620              256
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.11%

Horizon PCS, Inc.-Wts., Expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(e)(h)                27,500          556,875
---------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 7/15/10 (Acquired
  01/29/01; Cost $0)(e)(h)                           5,900          119,475
---------------------------------------------------------------------------
Nextel International, Inc.-Wts., expiring
  04/15/07(h)                                       39,500          602,375
---------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(e)(h)                25,930          388,950
===========================================================================
                                                                  1,667,675
===========================================================================
    Total Warrants (Cost $3,529,065)                              4,215,393
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
MONEY MARKET FUNDS-1.73%

STIC Liquid Assets Portfolio(i)                 13,185,294   $   13,185,294
---------------------------------------------------------------------------
STIC Prime Portfolio(i)                         13,185,294   $   13,185,294
===========================================================================
    Total Money Market Funds (Cost
      $26,370,588)                                               26,370,588
===========================================================================
TOTAL INVESTMENTS-96.99% (Cost
  $1,939,719,197)                                             1,476,594,781
===========================================================================
OTHER ASSETS LESS LIABILITIES-3.01%                              45,825,292
===========================================================================
NET ASSETS-100.00%                                           $1,522,420,073
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     -- American Depositary Receipt
Conv.   -- Convertible
Ctfs.   -- Certificates
Deb.    -- Debentures
Disc.   -- Discounted
Gtd.    -- Guaranteed
Pfd.    -- Preferred
PIK     -- Payment in Kind
Sec.    -- Secured
Sr.     -- Senior
Sub.    -- Subordinated
Unsec.  -- Unsecured
Unsub.  -- Unsubordinated
Wts.    -- Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/01 was $6,898,982, which represented 0.45% of the Fund's net assets.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g)  Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $1,939,719,197)                              $1,476,594,781
-------------------------------------------------------------
Receivables for:
  Investments sold                                 10,442,492
-------------------------------------------------------------
  Fund shares sold                                  4,426,618
-------------------------------------------------------------
  Dividends and interest                           43,896,070
-------------------------------------------------------------
Investment for deferred compensation plan              98,213
-------------------------------------------------------------
Other assets                                          182,284
=============================================================
    Total assets                                1,535,640,458
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            4,793,634
-------------------------------------------------------------
  Dividends                                         7,084,580
-------------------------------------------------------------
  Deferred compensation plan                           98,213
-------------------------------------------------------------
  Deferred interest income                              6,260
-------------------------------------------------------------
Accrued administrative services fees                    1,772
-------------------------------------------------------------
Accrued distribution fees                             936,680
-------------------------------------------------------------
Accrued trustees' fees                                    989
-------------------------------------------------------------
Accrued transfer agent fees                           151,268
-------------------------------------------------------------
Accrued operating expenses                            146,989
=============================================================
    Total liabilities                              13,220,385
=============================================================
Net assets applicable to shares outstanding    $1,522,420,073
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  683,844,858
_____________________________________________________________
=============================================================
Class B                                        $  756,704,103
_____________________________________________________________
=============================================================
Class C                                        $   81,871,112
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           138,934,599
_____________________________________________________________
=============================================================
Class B                                           153,408,566
_____________________________________________________________
=============================================================
Class C                                            16,644,877
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         4.92
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.92 divided by
      95.25%)                                  $         5.17
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         4.93
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         4.92
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                       $ 229,547,412
------------------------------------------------------------
Dividends                                          5,829,430
------------------------------------------------------------
Dividends from affiliated money market funds       4,663,320
============================================================
    Total investment income                      240,040,162
============================================================

EXPENSES:

Advisory fees                                      9,230,307
------------------------------------------------------------
Administrative services fees                         168,568
------------------------------------------------------------
Custodian fees                                       157,341
------------------------------------------------------------
Distribution fees -- Class A                       2,103,766
------------------------------------------------------------
Distribution fees -- Class B                       9,185,007
------------------------------------------------------------
Distribution fees -- Class C                         911,721
------------------------------------------------------------
Transfer agent fees -- Class A                     1,455,211
------------------------------------------------------------
Transfer agent fees -- Class B                     1,653,634
------------------------------------------------------------
Transfer agent fees -- Class C                       164,143
------------------------------------------------------------
Trustees' fees                                        14,256
------------------------------------------------------------
Other                                                968,232
============================================================
    Total expenses                                26,012,186
============================================================
Less: Fees waived                                       (835)
------------------------------------------------------------
    Expenses paid indirectly                        (110,822)
============================================================
    Net expenses                                  25,900,529
============================================================
Net investment income                            214,139,633
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (521,648,172)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (132,633,058)
============================================================
Net gain (loss) from investment securities      (654,281,230)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(440,141,597)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 2000.

                                                                YEAR ENDED      SEVEN MONTHS ENDED      YEAR ENDED
                                                                 JULY 31,            JULY 31,          DECEMBER 31,
                                                                   2001                2000                1999
                                                              --------------    ------------------    --------------
OPERATIONS:

  Net investment income                                       $  214,139,633      $  161,678,846      $  332,131,498
--------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (521,648,172)       (248,282,272)       (269,838,431)
--------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (132,633,058)       (113,824,748)          1,279,047
====================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                               (440,141,597)       (200,428,174)         63,572,114
====================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (101,172,746)        (77,895,270)       (159,655,684)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (102,753,707)        (81,662,712)       (165,609,472)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        (10,213,180)         (7,223,368)        (12,356,480)
====================================================================================================================
Return of Capital
  Class A                                                         (4,772,897)         (2,891,943)         (2,837,931)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         (5,196,404)         (3,303,456)         (3,209,458)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                           (519,501)           (292,296)           (239,296)
====================================================================================================================
Distributions in excess of net investment income:
  Class A                                                         (1,659,640)                 --            (520,904)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         (1,806,903)                 --            (589,357)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                           (180,642)                 --             (43,823)
====================================================================================================================
Share transactions-net:
  Class A                                                        (73,156,301)       (141,076,710)       (181,118,609)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (114,095,709)       (163,296,867)       (116,020,002)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          4,602,693          (2,482,351)         27,659,521
====================================================================================================================
Net increase (decrease) in net assets                           (851,066,534)       (680,553,147)       (550,969,381)
====================================================================================================================

NET ASSETS:

  Beginning of year                                            2,373,486,607       3,054,039,754       3,605,009,135
====================================================================================================================
  End of year                                                 $1,522,420,073      $2,373,486,607      $3,054,039,754
____________________________________________________________________________________________________________________
====================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,228,343,419      $3,422,514,855      $3,735,858,478
--------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (6,179,915)         (3,613,421)           (100,711)
--------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                (1,236,619,015)       (714,923,469)       (465,051,403)
--------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (463,124,416)       (330,491,358)       (216,666,610)
====================================================================================================================
                                                              $1,522,420,073      $2,373,486,607      $3,045,039,754
____________________________________________________________________________________________________________________
====================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2001, undistributed net investment income was increased by $11,569,493, undistributed net realized gains decreased by $47,374 and paid-in capital decreased by $11,522,119 as a result of differing book/tax treatment of return of capital distribution reclass and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $845,107,522 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. For the year ended July 31, 2001, AIM waived fees of $835.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $168,568 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $2,030,558 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,103,766, $9,185,007 and $911,721, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $388,238 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $105,346 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $7,066 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $35,627 and reductions in custodian fees of $75,195 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $110,822.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $972,331,347 and $1,248,372,566, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $  54,805,726
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (523,117,026)
=============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(468,311,300)
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $1,944,906,081.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                          YEAR ENDED                   SEVEN MONTHS ENDED                   YEAR ENDED
                                         JULY 31, 2001                   JULY 31, 2000                   DECEMBER 31, 1999
                                 -----------------------------    ----------------------------    -------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT           SHARES           AMOUNT
                                 ------------    -------------    -----------    -------------    ------------    ---------------
Sold:
  Class A                          88,790,617    $ 503,250,413     29,346,531    $ 221,060,411      87,500,179    $   744,553,292
---------------------------------------------------------------------------------------------------------------------------------
  Class B                          36,141,916      204,218,189     18,742,023      140,014,267      46,805,949        400,392,138
---------------------------------------------------------------------------------------------------------------------------------
  Class C                          10,285,951       58,789,265      6,229,247       47,023,748      10,550,688         89,612,238
=================================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                          12,173,551       68,377,402      6,800,148       50,644,208      12,419,332        104,772,227
---------------------------------------------------------------------------------------------------------------------------------
  Class B                           8,839,237       49,784,875      5,317,053       39,676,757      10,055,937         84,833,641
---------------------------------------------------------------------------------------------------------------------------------
  Class C                           1,176,597        6,579,431        623,821        4,641,763         975,391          8,192,752
=================================================================================================================================
Reacquired:
  Class A                        (112,890,159)    (644,784,116)   (54,468,978)    (412,781,329)   (121,294,314)    (1,030,444,128)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                         (63,698,704)    (368,098,773)   (45,276,418)    (342,987,891)    (71,318,813)      (601,245,781)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                         (10,589,223)     (60,766,003)    (7,191,956)     (54,147,862)     (8,365,761)       (70,145,469)
=================================================================================================================================
                                  (29,770,217)   $(182,649,317)   (39,878,529)   $(306,855,928)    (32,671,412)   $  (269,479,090)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                         YEAR ENDED    SEVEN MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                          JULY 31,          JULY 31,         ----------------------------------------------------
                                            2001              2000              1999          1998          1997          1996
                                         ----------    ------------------    ----------    ----------    ----------    ----------
Net asset value, beginning of period     $    7.00         $     8.07        $     8.77    $    10.16    $     9.88    $     9.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.68               0.47              0.85          0.92          0.90          0.92
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           (2.03)             (1.03)            (0.66)        (1.40)         0.28          0.46
=================================================================================================================================
    Total from investment operations         (1.35)             (0.56)             0.19         (0.48)         1.18          1.38
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.69)             (0.49)            (0.87)        (0.91)        (0.90)        (0.93)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                         (0.03)             (0.02)            (0.02)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                        (0.01)
=================================================================================================================================
    Total distributions                      (0.73)             (0.51)            (0.89)        (0.91)        (0.90)        (0.93)
=================================================================================================================================
Net asset value, end of period           $    4.92         $     7.00        $     8.07    $     8.77    $    10.16    $     9.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                             (19.98)%            (7.12)%            2.21%        (5.10)%       12.52%        15.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $ 683,845         $1,056,453        $1,364,502    $1,670,863    $1,786,352    $1,272,974
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       0.99%(b)           0.93%(c)          0.92%         0.85%         0.90%         0.97%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         11.98%(b)          10.79%(c)         10.06%         9.45%         9.08%         9.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         55%                23%               79%           76%           80%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $841,506,424.
(c)  Annualized.

                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         YEAR ENDED    SEVEN MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                          JULY 31,          JULY 31,         ----------------------------------------------------
                                            2001              2000              1999          1998          1997          1996
                                         ----------    ------------------    ----------    ----------    ----------    ----------
Net asset value, beginning of period     $    7.01         $     8.07        $     8.76    $    10.16    $     9.88    $     9.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.64               0.44              0.79          0.84          0.83          0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           (2.03)             (1.03)            (0.66)        (1.40)         0.28          0.47
=================================================================================================================================
    Total from investment operations         (1.39)             (0.59)             0.13         (0.56)         1.11          1.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.65)             (0.45)            (0.80)        (0.84)        (0.83)        (0.86)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                         (0.03)             (0.02)            (0.02)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                        (0.01)
=================================================================================================================================
    Total distributions                      (0.69)             (0.47)            (0.82)        (0.84)        (0.83)        (0.86)
=================================================================================================================================
Net asset value, end of period           $    4.93         $     7.01        $     8.07    $     8.76    $    10.16    $     9.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                             (20.60)%            (7.49)%            1.46%        (5.90)%       11.71%        14.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $ 756,704         $1,206,737        $1,559,864    $1,820,899    $1,647,801    $1,068,060
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.75%(b)           1.69%(c)          1.68%         1.61%         1.65%         1.68%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         11.22%(b)          10.03%(c)          9.30%         8.69%         8.33%         8.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         55%                23%               79%           76%           80%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $918,500,704.
(c)  Annualized.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                YEAR ENDED          (DATE SALES
                                                       YEAR ENDED    SEVEN MONTHS ENDED        DECEMBER 31,         COMMENCED TO
                                                        JULY 31,          JULY 31,         --------------------     DECEMBER 31,
                                                          2001              2000             1999      1998(a)          1997
                                                       ----------    ------------------    --------    --------    --------------
Net asset value, beginning of period                    $  6.99           $   8.05         $   8.74    $  10.14       $ 10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.65               0.44             0.78        0.82          0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (2.03)             (1.03)           (0.65)      (1.38)         0.10
=================================================================================================================================
    Total from investment operations                      (1.38)             (0.59)            0.13       (0.56)         0.45
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.65)             (0.45)           (0.80)      (0.84)        (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                      (0.03)             (0.02)           (0.02)         --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income        (0.01)
=================================================================================================================================
    Total distributions                                   (0.69)             (0.47)           (0.82)      (0.84)        (0.35)
=================================================================================================================================
Net asset value, end of period                          $  4.92           $   6.99         $   8.05    $   8.74       $ 10.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (20.52)%            (7.51)%           1.46%      (5.92)%        4.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $81,871           $110,297         $129,675    $113,246       $26,177
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.75%(c)           1.69%(d)         1.68%       1.61%         1.68%(d)
=================================================================================================================================
Ratio of net investment income to average net assets      11.22%(c)          10.03%(d)         9.30%       8.69%         8.30%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      55%                23%              79%         76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $91,172,092.
(d)  Annualized

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director                                     Melville B. Cox
Cortland Trust, Inc.                                   Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Karen Dunn Kelley                       Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                         Vice President
and DHJ Media, Inc.; and                                                                       CUSTODIAN
Director, Magellan Insurance Company                   Mary J. Benson
                                                       Assistant Vice President and            State Street Bank and Trust Company
Edward K. Dunn Jr.                                     Assistant Treasurer                     225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 Boston, MA 02110
Vice Chairman, President                               Sheri Morris
and Chief Operating Officer,                           Assistant Vice President and            COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Assistant Treasurer
President, Mercantile Bankshares                                                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                                                                 1735 Market Street
Chief Executive Officer                                                                        Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                                COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                                919 Third Avenue
Partner                                                                                        New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate                                                                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.                                          Houston, TX 77046

Lewis F. Pennock                                                                               AUDITORS
Partner, Pennock & Cooper
                                                                                               Ernst & Young LLP
Louis S. Sklar                                                                                 1221 McKinney, Suite 2400
Executive Vice President,                                                                      Houston, TX 77010
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 1.56% is eligible for the dividends received deduction for corporations.

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has
                                                                                             provided leadership in the mutual
        MORE AGGRESSIVE                                 MORE AGGRESSIVE                      fund industry since 1976 and
                                                                                             managed approximately $171 billion
AIM Small Cap Opportunities(1)                AIM Developing Markets                         in assets for 9.5 million
AIM Mid Cap Opportunities(1)                  AIM European Small Company                     shareholders, including individual
AIM Large Cap Opportunities(2)                AIM Asian Growth                               investors, corporate clients and
AIM Emerging Growth                           AIM International Emerging Growth              financial institutions, as of June
AIM Small Cap Growth                          AIM European Development                       30, 2001.
AIM Aggressive Growth                         AIM Euroland Growth                                The AIM Family of
AIM Mid Cap Growth                            AIM Global Aggressive Growth                   Funds--Registered Trademark-- is
AIM Small Cap Equity                          AIM International Equity                       distributed nationwide, and AIM
AIM Capital Development                       AIM International Value(4)                     today is the seventh-largest mutual
AIM Constellation                             AIM Worldwide Spectrum                         fund complex in the United States
AIM Dent Demographic Trends                   AIM Global Trends                              in assets under management,
AIM Select Equity(3)                          AIM Global Growth                              according to Strategic Insight, an
AIM Large Cap Growth                                                                         independent mutual fund monitor.
AIM Weingarten                                         MORE CONSERVATIVE                         AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                           PLC, one of the world's largest
AIM Value II                                               SECTOR EQUITY FUNDS               independent financial services
AIM Charter                                                                                  companies with $408 billion in
AIM Value                                                    MORE AGGRESSIVE                 assets under management as of June
AIM Blue Chip                                                                                30, 2001.
AIM Basic Value                               AIM New Technology
AIM Large Cap Basic Value                     AIM Global Telecommunications and Technology
AIM Balanced                                  AIM Global Infrastructure
                                              AIM Global Energy(5)
       MORE CONSERVATIVE                      AIM Global Financial Services
                                              AIM Global Health Care
                                              AIM Real Estate(6)
                                              AIM Global Utilities

                                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS


  TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Municipal Bond
AIM High Yield                                AIM Tax-Free Intermediate
AIM Income                                    AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                                   MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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                                                        --Registered Trademark--
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                                                        --Registered Trademark--

                                                                       HYI- AR-1

A I M Distributors, Inc.